OTHER INCOME/(EXPENSE) (Tables)	12 Months Ended
Dec. 31, 2016
OTHER INCOME/(EXPENSE)
Schedule of other income/(expense)

Year ended December 31,	2016	2015	2014
(millions of Canadian dollars)
Net foreign currency gain/(loss)	91	(884)	(400)
Allowance for equity funds used during construction	1	2	3
Interest income on affiliate loans	23	20	20
Interest income	3	4	3
Noverco preferred shares dividend income	37	40	42
Gains on dispositions	848	94	38
Other	29	22	28

	1,032	(702)	(266)